                                                                  Exhibit 99

                  JOINT FILER INFORMATION

Joint Filer Name:                         Silver Lake (Offshore) AIV GP Ltd.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake Offshore AIV GP Ltd.
Date of Event Requiring Statement:        12/11/03
Issuer Name and Ticker or Trading Symbol: Business Objects S.A. (BOBJ)
Signature:    Silver Lake (Offshore) AIV GP Ltd.
              By: /s/ Alan Austin
                 ___________________
              Name:  Alan Austin
              Title: Director

Joint Filer Name:                         Silver Lake Technology Investors Cayman, L.P.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake Offshore AIV GP Ltd.
Date of Event Requiring Statement:        12/11/03
Issuer Name and Ticker or Trading Symbol: Business Objects S.A. (BOBJ)

Signature:  Silver Lake Technology Investors Cayman, L.P.
            By: Silver Lake (Offshore) AIV GP Ltd., its general partner
            By: /s/ Alan Austin
               ___________________
            Name:  Alan Austin
            Title: Director

Joint Filer Name:                         Silver Lake Investors Cayman, L.P.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake Offshore AIV GP Ltd.
Date of Event Requiring Statement:        12/11/03
Issuer Name and Ticker or Trading Symbol: Business Objects S.A. (BOBJ)

Signature:        Silver Lake Investors Cayman, L.P.
                By: Silver Lake Technology Associates Cayman, L.P., its general partner
                By: Silver Lake (Offshore) AIV GP Ltd., its general partner
                By: /s/ Alan Austin
                   ___________________
                Name:  Alan Austin
                Title: Director

Name:                                     Silver Lake Partners Cayman, L.P.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake Offshore AIV GP Ltd
Date of Event Requiring Statement:        12/11/03
Issuer Name and Ticker or Trading Symbol: Business Objects S.A. (BOBJ)

Signature:        Silver Lake Partners Cayman, L.P.
                By: Silver Lake Technology Associates Cayman, L.P., its general partner
                By: Silver Lake (Offshore) AIV GP Ltd., its general partner
                By: /s/ Alan Austin
                   ___________________
                Name:  Alan Austin
                Title: Director